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EXHIBIT (N)(6)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                                   SCHEDULE A
                           MINIMUM INITIAL INVESTMENTS

                                                                 MINIMUM INITIAL
CLASS N SHARES                                                      INVESTMENT
--------------                                                   ---------------
Aston/Montag & Caldwell Growth Fund                                  $2,500
Aston/Montag & Caldwell Balanced Fund                                $2,500
Aston/ABN AMRO Growth Fund                                           $2,500
Aston/Optimum Mid Cap Fund                                           $2,500
Aston Balanced Fund                                                  $2,500
Aston/TCH Fixed Income Fund                                          $2,500
Aston/TCH Investment Grade Bond Fund                                 $2,500
Aston/McDonnell Municipal Bond Fund                                  $2,500
Aston/ABN AMRO Investor Money Market Fund                            $2,500
Aston/Veredus Aggressive Growth Fund                                 $2,500
Aston/Veredus SciTech Fund                                           $2,500
Aston/TAMRO Large Cap Value Fund                                     $2,500
Aston/TAMRO Small Cap Fund                                           $2,500
Aston Value Fund                                                     $2,500
Aston/Veredus Select Growth Fund                                     $2,500
Aston/ABN AMRO Real Estate Fund                                      $2,500
Aston/River Road Dynamic Equity Income Fund                          $2,500
Aston/River Road Small Cap Value Fund                                $2,500
Aston/Optimum Large Cap Opportunity Fund                             $2,500
Aston/River Road Small-Mid Cap Fund                                  $2,500
Aston/Resolution Global Equity Fund                                  $2,500
Aston/ABN AMRO Global Real Estate Fund                               $2,500
Aston/Neptune International Fund*                                    $2,500
Aston/Montag & Caldwell Mid Cap Growth Fund                          $2,500
Aston/ClariVest Mid Cap Growth Fund                                  $2,500
Aston/Barings International Fund*                                    $2,500
Aston/Cardinal Mid Cap Value Fund                                    $2,500
Aston/SGA International Small-Mid Cap Fund                           $2,500
Aston/New Century Absolute Return ETF Fund                           $2,500
Aston/Smart Allocation ETF Fund                                      $2,500
Aston/MB Enhanced Equity Income Fund                                 $2,500

                                                                 MINIMUM INITIAL
CLASS I SHARES                                                      INVESTMENT
--------------                                                   ---------------
Montag & Caldwell Growth Fund                                      $5 million
Montag & Caldwell Balanced Fund                                    $1 million
Aston/TCH Fixed Income Fund                                        $2 million
Aston/ABN AMRO Growth Fund                                         $5 million
Aston Balanced Fund*                                               $5 million
Aston/Veredus Aggressive Growth Fund                               $2 million
ABN AMRO Treasury Money Market Fund                                $1 million
ABN AMRO Government Money Market Fund                              $1 million

ABN AMRO Tax-Exempt Money Market Fund                              $1 million
ABN AMRO Money Market Fund                                         $1 million
Aston/TCH Investment Grade Bond Fund                               $1 million
Aston/Optimum Mid Cap Fund                                         $2 million
Aston/TAMRO Small Cap Fund                                         $2 million
Aston/ABN AMRO Real Estate Fund                                    $2 million
Aston Value Fund                                                   $2 million
Aston/Veredus Select Growth Fund                                   $2 million
Aston/River Road Small Cap Value Fund                              $1 million
Aston/River Road Dynamic Equity Income Fund                        $1 million
Aston/River Road Small-Mid Cap Fund                                $1 million
Aston/Neptune International Fund                                   $1 million
Aston/Barings International Fund                                   $1 million

                                                                 MINIMUM INITIAL
CLASS S SHARES                                                      INVESTMENT
--------------                                                   ---------------
ABN AMRO Treasury Money Market Fund                                  $2,500
ABN AMRO Government Money Market Fund                                $2,500
ABN AMRO Tax-Exempt Money Market Fund                                $2,500
ABN AMRO Money Market Fund                                           $2,500

                                                                 MINIMUM INITIAL
CLASS R SHARES                                                      INVESTMENT
--------------                                                   ---------------
Aston/Montag & Caldwell Growth Fund                                  $2,500
Aston/ABN AMRO Growth Fund                                           $2,500

                                                                 MINIMUM INITIAL
CLASS Y SHARES                                                      INVESTMENT
--------------                                                   ---------------
ABN AMRO Institutional Prime Money Market Fund                     $5 million

                                                                 MINIMUM INITIAL
CLASS YS SHARES                                                     INVESTMENT
---------------                                                  ---------------
ABN AMRO Institutional Prime Money Market Fund                     $5 million

*    Currently, not an active class for this Fund

Originally Adopted:  March 15, 2001
As Amended: December 20, 2001
As Amended: March 21, 2002
As Amended: June 20, 2002
As Amended: September 19, 2002
As Amended: February 17, 2003
As Amended: March 20, 2003
As Amended: June 17, 2004
As Amended: September 28, 2004
As Amended: June 16, 2005
As Amended: March 16, 2006
As Amended: September 21, 2006
As Amended: February 19, 2007
As Amended: March 22, 2007

As Amended: June 21, 2007
As Amended: September 20, 2007
As Amended: December 20, 2007